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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 19, 2001 included in Syntroleum Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                              /s/ ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
June 12, 2001